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                       SUPPLEMENT DATED FEBRUARY 2, 1999
                   TO THE PROSPECTUS DATED SEPTEMBER 30, 1998

                    VAN KAMPEN GREAT AMERICAN COMPANIES FUND

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    The section of the Prospectus entitled "INVESTMENT ADVISORY SERVICES --
PORTFOLIO MANAGEMENT" is hereby amended with the following:

PORTFOLIO MANAGEMENT. The Fund's Portfolio management team is headed by Jeff New. Mr. New has been primarily responsible for managing the Fund's investment portfolio since its inception. Mr. New has been Senior Vice President and Senior Portfolio Manager of the Adviser and Van Kampen Asset Management Inc. ("Asset Management") since December 1997. Prior to December 1997, Mr. New was Vice President and Portfolio Manager of the Adviser and Asset Management. Prior to December 1994, he was Associate Portfolio Manager of the Adviser. He joined the Adviser in 1990. Michael Davis and Mary Jayne Maly are the portfolio managers responsible for the day-to-day management of the Fund's investment portfolio. Mr. Davis has been Vice President and Portfolio Manager of the Adviser and Asset Management since March 1998. Prior to March 1998 he was the owner of Davis Equity Research, a stock research company. Mr. Davis has been an investment professional since 1983. Ms. Maly has been Vice President and Portfolio Manager of the Adviser since July 1998. From July 1997 to June 1998, she was a Vice President at Morgan Stanley Asset Management Inc. and assisted in the management of the Morgan Stanley Institutional Real Estate Funds and the Van Kampen Real Estate Securities Fund. Prior to July 1997, she was a Vice President and Portfolio Manager of the Adviser and Asset Management. Prior to November 1992, she was a Vice President and Senior Equity Analyst at Texas Commerce Investment Management Company.

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